EXHIBIT 1
                            STATEMENT OF JOINT FILING
                            -------------------------


      Pursuant to Reg. Section 240.13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, the foregoing Schedule 13D, Amendment No. 1 is filed on behalf of the JRB Interests Ltd., the Joseph R. Bixby Revocable Trust dated December 18, 1997, as amended, the Margie Morris Bixby Trust dated December 18, 1997, as amended, the Nancy Bixby Hudson GST Trust dated December 18, 1997, as amended, the Issue Trust for Nancy Bixby Hudson dated December 18, 1997, as amended, the Issue Trust for Lee M. Vogel dated December 18, 1997, as amended, Joseph R. Bixby, Margie Morris Bixby, Nancy Bixby Hudson, Lee M. Vogel, Mr. Richard L. Finn and Mr. C. John Malacarne.


                              JRB Interests Ltd.

August 3, 2000                By:    /s/ Joseph Bixby
                                     -------------------------------------------
                              Name:  Joseph R. Bixby
                              Title: Managing Partner


                              Joseph R. Bixby Revocable Trust dated
                              December 18, 1997, as amended

August 3, 2000                By:    /s/ Joseph R. Bixby
                                     -------------------------------------------
                              Name:  Joseph R. Bixby
                              Title: Trustee


                              Margie Morris Bixby Revocable Trust dated
                              December 18, 1997, as amended

August 3, 2000                By:    /s/ Margie Morris Bixby
                                     -------------------------------------------
                              Name:  Margie Morris Bixby
                              Title: Trustee


                              Nancy Bixby Hudson GST Trust dated
                              December 18, 1997, as amended

August 3, 2000                By:    /s/ Nancy Bixby Hudson
                                     -------------------------------------------
                              Name:  Nancy Bixby Hudson
                              Title: Co-Trustee




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August 3, 2000                By:     /s/ Richard L. Finn
                                      ------------------------------------------
                              Name:   Richard L. Finn
                              Title:  Co-Trustee


August 3, 2000                By:     /s/ C. John Malacarne
                                      ------------------------------------------
                              Name:   C. John Malacarne
                              Title:  Co-Trustee


                              Issue Trust for Nancy Bixby Hudson dated
                              December 18, 1997, as amended

August 3, 2000                By:     /s/ Nancy Bixby Hudson
                                      ------------------------------------------
                              Name:   Nancy Bixby Hudson
                              Title:  Co-Trustee


August 3, 2000                By:     /s/ Richard L. Finn
                                      ------------------------------------------
                              Name:   Richard L. Finn
                              Title:  Co-Trustee


August 3, 2000                By:     /s/ C. John Malacarne
                                      ------------------------------------------
                              Name:   C. John Malacarne
                              Title:  Co-Trustee

                              Issue Trust for Lee M. Vogel dated
                              December 18, 1997, as amended

August 3, 2000                By:     /s/ Lee M. Vogel
                                      ------------------------------------------
                              Name:   Lee M. Vogel
                              Title:  Co-Trustee

August 3, 2000                By:     /s/ Richard L. Finn
                                      ------------------------------------------
                              Name:   Richard L. Finn
                              Title:  Co-Trustee

August 3, 2000                By:     /s/ C. John Malacarne
                                      ------------------------------------------
                              Name:   C. John Malacarne
                              Title:  Co-Trustee

August 3, 2000                /s/ Joseph R. Bixby
                              --------------------------------------------------
                              Joseph R. Bixby



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August 3, 2000                 /s/ Margie Morris Bixby
                               -------------------------------------------------
                               Margie Morris Bixby


August 3, 2000                 /s/ Nancy Bixby Hudson
                               -------------------------------------------------
                               Nancy Bixby Hudson


August 3, 2000                 /s/ Lee M. Vogel
                               -------------------------------------------------
                               Lee M. Vogel


August 3, 2000                 /s/ Richard L. Finn
                               -------------------------------------------------
                               Richard L. Finn


August 3, 2000                 /s/ C. John Malacarne
                               -------------------------------------------------
                               C. John Malacarne